Exhibit 99

Investor OverviewSeptember 2009

This presentation may contain “Forward-Looking Statements”  within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.    All statements other than statements of historical facts made in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy may constitute forward-looking statements.   These statements are based upon management’s current beliefs or expectations and are inherently subject to significant business, economic and competitive risks, uncertainties, and contingencies, many of which are beyond our control.  Undue reliance should not be placed on such statements. We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by any forward-looking statements contained in this presentation. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors which may cause the company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors and risks that could cause actual results to differ materially from our expectations are described in the most recent Global Telecom and Technology Forms 10-Q and 10-K, on file with the SEC. (www.sec.gov) The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties, assumptions, and other factors.  We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Global Telecom & Technology, Inc. (GTT) – Overview Global Network Integrator offering technology independent, outsourced networking services to over 300 blue-chip clients in 75 countries Attractive business model demonstrating sustained profitability on recurring revenue and minimal capital investmentPowerful operating systems, databases and network design tools enabling efficient scaleService offering aligned with several growth markets Experienced management and proven board with deep communications sector leadership Solid capital structure with modest leverage, positioned for multiple growth paths Equity traded on OTC: GTLT.OB

GTT Leadership

	Experience
H. Brian Thompson *Executive Chairman*	Chairman, Comsat International; Chairman & CEO, Global Telesystems; Vice Chairman, Qwest; Chairman & CEO LCI International; EVP, MCI International
Richard D. Calder, Jr. *President & CEO, Director*	President and COO of InPhonic; President of Business Enterprise and Carrier Markets at Broadwing Communications
Morgan O'Brien *Director*	Vice Chairman and Co-Founder, Nextel
Didier Delepine *Director*	President & CEO, Equant
Howard Janzen *Director*	CEO, One Communications; President, Sprint Business Solutions; President & CEO Williams Communications;
Rhodric Hackman *Director*	Co-Head of Communications & Media Investment Banking, PWC
Joe (S. Joseph) Bruno *Director*	President, Building Hope/Sallie Mae; Director, Carey International; Senior Vice President, CFO & Corporate Secretary, United Payors & United Providers, Inc.
Theodore B. Smith, III *Director*	President & CEO, John Hassall, Inc.; Institutional Equities Sales group, Bear Stearns
Eric A. Swank *Chief Financial Officer*	SVP Finance, SkyTerra Communications; CFO Mobile Satellite Ventures; VP Corporate Planning & IR, American Mobile/Motient
John G. Hendler *SVP Global Sales*	Vice President Global Wholesale, MCI-Worldcom; Vice President, MFS International; Sprint, Metro-media
Chris McKee *General Counsel, Secretary*	Vice President General Counsel, Starvox; Vice President Assistant General Counsel, Covad; Executive Director, XO; Deputy General Counsel, Net2000

Copyright © 2009 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net

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GTT Services

Active Services in 75 Countries

- **Data Transport**
  - Private Line, Ethernet
  - IP services
  - VSAT Services
- **Managed Services**
  - IP VPN
  - Remote access support (iPass)
  - Network management
  - Enterprise Mobility Management
- **Customized support**
  - Wide Area Network design
  - Network cost analysis
  - Telecom expense management
  - Co-location



- ***~$65m annual revenue***
- ***Headquarters Washington D.C. Metro***
- ***Large Operations and Sales center in London***
- ***Sales office in Düsseldorf, Germany***

Copyright © 2009 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net

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Blue-chip client base in three core segments Enterprise & Government  System Integrators/VAR’s  Carriers  Tapping GTT network of global partners for off-net reach  Outsourcing data connectivity, extending reach for core clients  Outsourcing wire-line, wireless management and services for internal use  Plus over 75 others including: One of the largest US wireless providers One of the largest US cable operators Leading global IP network operator  Plus some of the world’s largest: Auto manufacturers Global consulting firms Global financial institutions US Government agencies  Plus: Pre-eminent global financial information provider Multiple global trading solutions and platform providersMultiple government solutions providers

Benefits of GTT Model

Customers

- One Master Service Agreement (MSA)
  - Access to over 800 networks, single agreement
  - End-to-end SLA covers all underlying carriers
  - Single bill
- No geographic constraints
  - Access to thousands of Points of Presence
  - Nothing is "off-net"
- Quick price quotes
  - GTT compares and combines multiple suppliers to design optimal network
- Streamlined implementation
  - GTT coordinates install across all carriers
- Global network operations
  - GTT's Network Operations Center (NOC) monitors all vendors
- Access to technology advances
  - Unconstrained by owned network, access to best of breed

Stakeholders

- Recurring revenue through long-term contracts
  - Typically 1-3 years
  - Circuits contracted via individual orders, terms staggered
- Gross Margins typically approach 30%
- Minimal CAPEX – no networks to own
- Low debt required to operate business
- Low cash flow volatility due to back-to-back customer-supplier agreements
- High growth markets
- Proprietary operating systems and process excellence drive operating leverage
  - Pricing
  - Provisioning
  - Billing
  - Network Monitoring & Customer Service

Copyright © 2009 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net

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and more….. Over 800 Telecom Partners

GTT Sales & Operational Platform - Growth and Efficient Scale

Global Sales & Project Management



- Extensive CIO & Carrier relationships
- Deep telecom experience
- International experience
- Multi-vendor management and provisioning expertise

Connectivity Management Database "CMD"



Multiple route choices

Multiple access points

- Unique intellectual capital = competitive advantage
- Global Database/Portal of lit buildings, central offices, towers
- Instant generation of network design choices, price
- Central "engine" for managing customer life-cycle and internal work-flow

Integrated Billing & Network Management



- Billing and cost management integrated with CMD database
- *7x24* multi-lingual London NOC oversees global network
- Customer access to trouble ticket & SLA support via CMD

Copyright © 2009 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net

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Key Business Metrics * Excludes non-cash compensation Metric Detail YTD 2009 Gross Margin Base as Reported 28.0% Churn Rate Historical 1.5-2.0% Business Days to Install Orders Average ~40 Top-5 Clients as % of Revenue End 2Q ’09 34% Headcount End 2Q ’09 75        % Quota Bearing End 2Q ‘09 32% Revenue by Geography US 58%  UK 30%  DE 12% SG&A* as % of Revenue YTD 2009 22.5%

Consistent and Improving Bottom-line Performance Dollars in $000 Adjusted EBITDA 1 Net Income 2 1  Non GAAP measure.  Equivalent to: Operating Income excluding Depreciation, Amortization and Non-Cash Compensation costs. 2  Excludes impairment of goodwill and intangible assets in 3Q ’08 $1,100  $900 $700 $500 $300 $100 $(100) $(300) $(500) $(700) 1Q'07   2Q'07 3Q'07 4Q'07  1Q'08  2Q'08  3Q'08 4Q'08  1Q'09  2Q'09 $1,000 $500 $(1,000) $(1,500) $(2,000) $(2,500) $(3,000) $(3,500) 07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09

Summary Balance Sheet and Capitalization June 30, 2009 ($000's) Assets Cash and Cash Equivalents $ 4,678 Accounts Receivable 9,094 Property Plant & Equipment, Net 1,119 Goodwill 22,000 Other Assets 5,554 Total Assets $ 42,445 Capitalization ($000's) Shares Outstanding* 15,357,826 Equity Market Capitalization $ 20,733 10% Convertible Notes due 12/31/2010 $ 4,796 10% Seller Notes due 12/31/2010 $ 4,000 Liabilities & Equity Accounts Payable Accrued expenses and other current liabilities Deferred Revenue, Short Term Long term debt Deferred revenue and other long term liabilities Total Liabilities Total Equity Total Liabilities & Equity $ 9,030 7,242 3,978 8,796 1,579 $ 30,625 11,820 $ 42,445 *Excludes 0.3 million shares issuable for in-the-money stock options based on treasury method calculation at 6/30/09. Also excludes 24.8 million shares related to warrants issued at $5.00-$5.50 strike prices, ~50% of which expire April 2010, remaining expire April 2012.

Expanding CIO Challenges Drive Product & Strategic Opportunity

Emerging Trends:

- **Applications**
  - Computing & Bandwidth Intensity
  - VOIP
  - Smart phone apps
- **Infrastructure**
  - Virtualization
  - Cloud computing
- **Telecommuting**
  - VPN & Security
  - Web conferencing
  - Mobility
- **Globalization**
  - Multi-geographies
  - Multi-vendor



Customer (Ecomm, content, etc)
CRM/ERP
IP Transit
- Throughput
- Cost
- Mgmt
Wireless
- MDM
- Apps
- Cost control
WAN
- Capacity
- Cost
- Mgmt
Remote Access
- Mobile PC
- VPN
Extend
Enable
Connect
Mobilize
CIO
Security, Redundancy, Disaster Recovery

Enable GTT to leverage:

- *Expansive and proven Network Integrator platform*
- *Multi-vendor management expertise*
- *Operational systems/experience, and*
- *Global Sales Force . . .*

. . .to expand existing service categories and enter new ones

	Today			Future
Connectivity	**WAN**	**MPLS Solutions**	**IP Transit**	*Content Delivery* *Hosted Security*
Mobility	iPass	**3G MDM**	**Managed Security** **App Download**	
Overlay				*Disaster Recovery*

Copyright © 2009 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net

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Valuation Perspectives

- Consistent financial performance
- Relative stability in revenue and cash flow
- Unlike traditional telcos, Adjusted EBITDA correlates closely to cash flow
- Modest financial leverage with Net Debt at 1x Adjusted EBITDA run-rate
- Fixed cost leverage enables scale with minimal SG&A impact
- Actively exploring several strategic growth opportunities, well positioned to integrate
- Expanding investor communication activity and exploring future NASDAQ listing
- Current trading multiples below similar competitive telecoms:

(in $000 USD) Company	GTT GTLT	Global Capacity CGSY	FiberNet FTGX	InterNap INAP	Cbeyond CBEY	Cogent CCOI	Abovenet ABVT
Market Capitalization	**$ 20,733**	**$ 29,630**	**$ 89,590**	**$ 154,200**	**$ 433,570**	**$ 445,930**	**$ 1,080,000**
Add: Debt	8,796	60,729	13,870	23,310	-	76,310	34,900
Less: Cash	4,678	1,278	8,960	54,514	27,854	60,072	113,700
Enterprise Value	**24,851**	**89,081**	**94,500**	**122,996**	**405,716**	**462,168**	**1,001,200**
Revenue (Q2 run-rate)	64,464	63,520	63,280	257,480	407,360	231,960	352,000
EBITDA (Q2 run-rate)	4,025	(8,294)	13,400	11,400	62,000	61,200	143,210
CAPEX (1H '09 run-rate)	(298)	(328)	(5,708)	(18,074)	(66,674)	(50,248)	(107,000)
EV/EBITDA	**6.17**	**nm**	**7.05**	**10.79**	**6.54**	**7.55**	**6.99**
EV/(EBITDA-Cap. Ex)	**6.67**	**nm**	**12.29**	**nm**	**nm**	**42.20**	**27.65**
EV/Revenue	**0.39**	**1.40**	**1.49**	**0.48**	**1.00**	**1.99**	**2.84**

Copyright © 2009 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net

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Global Telecom & Technology, Inc. (GTT) - Investor Summary Leader in technology independent network integration Blue-chip customer base active in 75 countries Expansive global networking capability through 800+ telecom carriers and technology solution providers Global Network Integrator with attractive business model Long-term recurring revenues from diverse customer base Minimal capital expenditures and modest leverage due to third-party network strategy Supplier agreements aligned with customer commitments Sustained profitability with 8 consecutive quarters of positive EBITDA, positive Net Income YTD Powerful Operating Systems, Databases and Network Design Tools Supports operating leverage and highly scalable business Service offering aligned with multiple growth markets Solid capital structure with modest leverage, positioned for multiple growth paths Experienced Management and proven Board with deep communications sector leadership Equity traded on OTC: GTLT.OB